Exhibit 99.1
                                                                    ------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                   Chapter 11

In re: Bethlehem Steel Corporation, et al.,        Case No. 01-15288 (BRL)
                  Debtors                          through 01-15302, 01-15308
                                                   through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD DECEMBER 1 TO DECEMBER 31, 2001


DEBTORS' ADDRESS:                   Bethlehem Steel Corporation
                                    1170 Eighth Avenue
                                    Bethlehem, PA 18016

DISBURSEMENTS:  December 1 to December 31, 2001 (millions):              $284.3
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    Harvey R. Miller (HM 6078)
                                    Jeffrey L. Tanenbaum (JT 9797)
                                    George A. Davis (GD 2761)

NET LOSS:  December 1 to December 31, 2001 (millions):                   $426.5

REPORT PREPARER:                    Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.
                                                /s/ Lonnie A. Arnett
DATE:         January 22, 2002                  ----------------------------
                                                Lonnie A. Arnett
                                                Vice President, Controller
                                                and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTOR-IN-POSSESSION)
                      CONSOLIDATED STATEMENT OF OPERATIONS
             (dollars and shares in millions, except per share data)

                                                                                                DECEMBER 31, 2001
                                                                                 ----------------------------------------------
                                                                                      ONE MONTH                   YEAR
                                                                                     (unaudited)               (unaudited)
                                                                                 --------------------      --------------------
      NET SALES                                                                              $ 199.1                 $ 3,334.3
                                                                                 --------------------      --------------------

      COSTS AND EXPENSES
           Cost of sales                                                                       236.4                   3,468.6
           Depreciation                                                                         18.6                     253.1
           Selling, administration and general expense                                          11.6                     106.4
           Unusual (gains) losses  (Note 5)                                                    351.1                     372.3
                                                                                 --------------------      --------------------
      TOTAL COSTS AND EXPENSES                                                                 617.7                   4,200.4
                                                                                 --------------------      --------------------

      LOSS FROM OPERATIONS                                                                    (418.6)                   (866.1)

      REORGANIZATION ITEMS (Note 3)                                                             (3.5)                     (8.1)

      FINANCING EXPENSE - NET (Note 3)                                                          (4.4)                    (91.4)
                                                                                 --------------------      --------------------

      LOSS BEFORE INCOME TAXES                                                                (426.5)                   (965.6)

      PROVISION FOR INCOME TAXES                                                                   -                    (984.0)
                                                                                 --------------------      --------------------

      NET LOSS                                                                                (426.5)                 (1,949.6)

      DIVIDENDS ON PREFERRED AND PREFERENCE STOCK                                                3.1                      40.5
                                                                                 --------------------      --------------------

      NET LOSS APPLICABLE TO COMMON STOCK                                                   $ (429.6)               $ (1,990.1)
                                                                                 ====================      ====================


      NET LOSS PER COMMON SHARE:
           Basic and Diluted                                                                 $ (3.29)                 $ (15.30)


      AVERAGE SHARES OUTSTANDING:
           Basic and Diluted                                                                   130.4                     130.1


The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Statement of Operations for Debtors only.

                           BETHLEHEM STEEL CORPORATION

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTOR-IN-POSSESSION)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                     DECEMBER 31,
                                                                                         2001
                                                                                      (unaudited)
                                                                                  -------------------
                                     ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                             $ 104.0
       Receivables, less allowances                                                            350.4
       Inventories:
            Raw materials                                                                      259.5
            Finished and semifinished                                                          465.8
                                                                                  -------------------
            Total Inventories                                                                  725.3
       Other current assets                                                                     22.8
                                                                                  -------------------
TOTAL CURRENT ASSETS                                                                         1,202.5
INVESTMENTS AND MISCELLANEOUS ASSETS                                                           129.6
PROPERTY, PLANT AND EQUIPMENT, less accumulated depreciation of $4,367.6                     2,686.9
INTANGIBLE PENSION ASSET - from minimum pension liability                                      225.0
                                                                                  -------------------
TOTAL ASSETS                                                                               $ 4,244.0
                                                                                  ===================

                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
       Accounts payable                                                                      $ 150.1
       Accrued employment costs                                                                 37.9
       Debt and capital lease obligations - current                                             19.3
       Other current liabilities                                                                64.3
                                                                                  -------------------
TOTAL CURRENT LIABILITIES                                                                      271.6

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS                                                   132.7
DEBTOR-IN-POSSESSION FINANCING (Note 4)                                                        205.6
DEBT SECURED BY INVENTORY (Note 4)                                                             289.9
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES                                                  146.6

LIABILITIES SUBJECT TO COMPROMISE (Note 3)                                                   4,878.1

STOCKHOLDERS' EQUITY (DEFICIT):
       Preferred Stock                                                                          11.4
       Preference Stock                                                                          2.0
       Common Stock                                                                            135.8
       Common Stock held in treasury at cost                                                   (65.9)
       Additional paid-in capital                                                            1,908.2
       Accumulated other comprehensive loss - from minimum pension liability                  (833.0)
       Accumulated deficit                                                                  (2,839.0)
                                                                                  -------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                        (1,680.5)
                                                                                  -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                       $ 4,244.0
                                                                                  ===================

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Balance Sheet of the Debtors only.

                           BETHLEHEM STEEL CORPORATION

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTOR-IN-POSSESSION)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                      DECEMBER 31, 2001
                                                                                              ------------------------------------
                                                                                                   MONTH               YEAR
                                                                                                   ENDED               ENDED
                                                                                                (unaudited)         (unaudited)
                                                                                              -----------------   ----------------
     OPERATING ACTIVITIES:
         Net loss                                                                                     $ (426.5)        $ (1,949.6)

         Adjustments for items not affecting cash from operating activities:
              Deferred income taxes                                                                          -              984.0
              Depreciation and amortization                                                               18.6              253.1
              Unusual items                                                                              351.1              372.3
              Recognition of deferred gains                                                               (1.8)             (22.7)
              Reorganization items (Note 3)                                                                3.5                8.1
              Litigation recovery                                                                            -               13.0
              Other - net                                                                                  3.5               (1.9)
         Working capital (excluding financing and investing activities):
              Receivables - operating                                                                     43.4                9.6
              Receivables - financing                                                                        -             (212.0)
              Inventories                                                                                (17.3)             148.7
              Accounts payable                                                                             7.4               25.1
              Other                                                                                       (6.2)              (4.6)
         Funding postretirement benefits:
              Pension funding less than expense                                                            6.6               94.5
              Retiree healthcare and life insurance benefit payments less than expense                     5.3               83.0
                                                                                              -----------------   ----------------
     CASH PROVIDED USED FOR OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                             (12.4)            (199.4)
                                                                                              -----------------   ----------------

         Reorganization items                                                                             (3.5)              (8.1)
                                                                                              -----------------   ----------------
     CASH PROVIDED USED FOR OPERATING ACTIVITIES                                                         (15.9)            (207.5)
                                                                                              -----------------   ----------------

     INVESTING ACTIVITIES:
         Capital expenditures                                                                            (13.2)             (89.2)
         Cash proceeds from asset sales                                                                    0.9               47.5
                                                                                              -----------------   ----------------
     CASH PROVIDED USED FOR INVESTING ACTIVITIES                                                         (12.3)             (41.7)
                                                                                              -----------------   ----------------

     FINANCING ACTIVITIES:
         Borrowings (Note 4)                                                                               0.1              408.8
         Debt and capital lease payments                                                                  (6.8)            (108.9)
         Cash dividends paid                                                                                 -              (20.2)
         Other payments                                                                                   (2.4)             (36.2)
                                                                                              -----------------   ----------------
     CASH PROVIDED FROM (USED FOR) FINANCING ACTIVITIES                                                   (9.1)             243.5
                                                                                              -----------------   ----------------

     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                (37.3)              (5.7)
     CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                                     141.3              109.7
                                                                                              -----------------   ----------------
                                 - END OF PERIOD                                                       $ 104.0            $ 104.0
                                                                                              =================   ================

     SUPPLEMENTAL CASH PAYMENT INFORMATION:
         Interest, net of amount capitalized                                                             $ 4.0             $ 91.5
         Income taxes paid (received)                                                                        -               (1.4)
         Capital lease obligations incurred                                                                  -                5.2
         Debt assumed in purchase combination                                                                -               18.9

     LIQUIDITY AT MONTH END                                                                            $ 275.8            $ 275.8

The accompanying Notes are an integral part of the Consolidated Financial Statements.

                       BETHLEHEM STEEL CORPORATION, ET AL.
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)

          NOTES TO DECEMBER 31, 2001 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. The 2001 Consolidated Financial Statements are subject to audit and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2000.

2. On October 15, 2001, Bethlehem Steel Corporation and 22 of its wholly-owned subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the Court). The wholly-owned subsidiaries that did not file for chapter 11 reorganization are not material in relation to Bethlehem's consolidated financial position and results of operations. Bethlehem and its debtor subsidiaries continue to operate their businesses as debtors-in-possession.

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles on a going concern basis, which contemplates continuity of operations, realization of assets and payment of liabilities. Under bankruptcy law, actions by creditors to collect indebtedness owed by the Debtors prior to October 15, 2001 (pre-petition) are stayed and certain other pre-petition contractual obligations may not be enforced against the Debtors. As a result of the chapter 11 filing, there is no assurance that the carrying amounts of assets will be realized or that liabilities will be settled for amounts recorded. After negotiations with various parties in interest, the Debtors expect to present a chapter 11 plan of reorganization. A chapter 11 plan will likely change the amounts reported in the financial statements and cause a material change in the carrying amount of assets and liabilities.

Due to material uncertainties, it is not possible to predict the length of time the Debtors will operate under chapter 11 protection, the outcome of the reorganization in general, the effect of the reorganization on the Debtors' businesses or the recovery by creditors of the Debtors and equity holders of Bethlehem.

3. These consolidated financial statements have been prepared in accordance with the AICPA's Statement of Position 90-7 Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (SOP 90-7). SOP 90-7 provides for segregating pre-petition liabilities that are subject to compromise, identifying all transactions and events that are directly associated with the reorganization of the Debtors and discontinuing interest accrual on unsecured or undersecured debt.

Except for secured debt and capital lease obligations, all recorded pre-petition liabilities of the Debtors have been classified as liabilities subject to compromise. The Court authorized, but did not require, payments of certain pre-petition wages, employee benefits and other obligations. Net changes in pension, other postemployment benefits and certain other accrued liabilities since October 15, 2001, are included in liabilities subject to compromise. Payments of approximately $106 million have been made on pre-petition obligations, primarily for wages, active and retiree health care expenses and for other employee related costs. Liabilities subject to compromise (in millions) at December 31, 2001 follows:

     Other postemployment benefits             $       2,005.7
     Pension                                           1,624.0
     Unsecured debt                                      526.7
     Accounts payable                                    220.8
     Accrued employment costs                            270.6
     Other accrued liabilities                           152.8
     Accrued taxes and interest                           77.5
                                               ----------------
     Total                                      $      4,878.1
                                               ================

Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and year ended December 31, 2001, the following have been incurred (in millions):

                                                    Month            Year
                                                 ------------     ------------

     Professional fees                        $          2.3   $          7.1
     Losses from termination of contracts                1.4              1.4
     Interest income                                    (0.2)            (0.4)
                                              ---------------  ---------------
     Total                                     $         3.5    $         8.1
                                              ===============  ===============


Under bankruptcy law, the Debtors are not permitted to make scheduled principal and interest payments on secured debt, unless specifically ordered as adequate protection by the Court. Interest on unsecured debt that was not charged to earnings for the period from October 15 to December 31, 2001 was approximately $9 million.

4. The Court approved a $450 million debtor-in-possession (DIP) financing with the General Electric Capital Corporation (GECC). The GECC financing is collateralized by, among other things, a senior lien on substantially all of the Debtors' assets, excluding inventory and those assets that had previously been subject to a lien, and a junior lien on inventory and those assets that had previously been subject to a lien. The GECC financing expires on the earlier of confirmation of a chapter 11 plan of reorganization or October 15, 2003. Bethlehem's wholly owned subsidiaries that did not file for chapter 11 reorganization have guaranteed the financing. Bethlehem pays interest on this financing at its option at either (1) an indexed rate, typically based on the prime rate, plus 2.5% or (2) LIBOR plus 3.5%. The GECC financing contains certain financial performance covenants and restricts the ability to pay dividends. Initial proceeds from the GECC financing were used to repurchase $260 million of accounts receivable that had been sold under a previous facility. As part of the GECC financing, the $290 million previously borrowed under an inventory credit facility remains outstanding as secured debt for the term of the GECC financing. Interest is payable monthly in arrears on the GECC facility and as adequate protection on the inventory debt. In addition, the Court has authorized payment of interest on certain secured debt.

5. A summary of unusual items (in millions) for the month and year ended December 31, 2001 follows:

                                                     Month             Year
                                                  ------------      -----------
     Losses (gains)
       Impairment of Goodwill                   $       317.0    $       317.0
       Loss on closure of Lackawanna Coke                                 40.0
       Impairment of Chicago Cold Rolling, LLC           15.2             15.2
       Impairment of Burns Harbor 110" Plate Mill        11.4             11.4
       Employee termination costs                         7.5              7.5
       Gain on sale of MBR                                               (22.2)
       Loss on closure of Metalsite                                        3.4
                                                --------------   --------------
       Total                                    $       351.1    $       372.3
                                                ==============   ==============

As a result of the chapter 11 filing during the fourth quarter of 2001 and the extremely competitive steel market conditions, we analyzed our ability to recover the carrying value of our steel assets and facilities. We determined that the carrying value of certain assets exceeded the related expected future cash flows. Accordingly, we recognized an impairment loss of (1) $317 million for goodwill acquired in the 1998 Lukens merger, (2) $11 million for the 110 inch plate mill at Burns Harbor which is currently now expected to remain idle indefinitely and (3) $15 million for our Chicago Cold Rolling facility which substantially reduced operations during the fourth quarter. Also, during the fourth quarter, we identified approximately 300 non-represented salaried positions that will be eliminated and recognized $7.5 million for related employee benefit charges.

Earlier in 2001, we (1) closed our Lackawanna Coke operations resulting in a charge of $40 million principally to recognize related employee benefit costs,
(2) sold our interest in MBR, a Brazilian iron ore property, for $4 million in cash and $19 million in credits against future iron ore purchases ($8 million of which has already been used) resulting in a $22 million gain and (3) wrote-off our equity investment in Metalsite, an internet marketplace for steel that ceased operations, resulting in a charge of $3 million.

6. Bethlehem incurred financial accounting losses in 1999 through 2001. Our results during 2001 were worse than we anticipated at the beginning of the year and we will not be able to use any of the NOL expiring in 2001 in our federal income tax return for the year. In the absence of specific favorable factors, application of FASB Statement No. 109, issued in 1992, and its subsequent interpretations require a 100% valuation allowance for any deferred tax asset when a company has cumulative financial accounting losses, excluding unusual items, over several years. Accordingly, in the second quarter of 2001, we provided a 100% valuation allowance for our deferred tax asset, increasing our non-cash provision for income taxes and net loss for 2001 by $984 million. We provided a 100% valuation allowance for our deferred income tax asset for the balance of 2001 and will continue that policy in the future until, at a minimum, a chapter 11 plan of reorganization is confirmed.

7. The following sets forth the status of our pension and other postretirement benefits (OPEB) at December 31, 2001 (in millions):

                                                         PENSION              OPEB
                                                     ----------------    --------------
    Projected benefit obligation                     $       6,495       $       3,031

    Fair value of plan assets                                4,753                  17
                                                     --------------      --------------

    Unfunded projected benefit obligation                    1,742               3,014

    Actuarial adjustments                                     (118)               (967)
                                                     --------------      --------------
      Balance Sheet Liabilities at December 31       $       1,624       $       2,047
                                                     ==============      ==============

BALANCE SHEET ACCOUNTS:
    Liabilities subject to compromise                $       1,624       $       2,006
    Current and long-term liabilities                            -                  41
                                                     --------------      --------------
      Total                                          $       1,624       $       2,047
                                                     ==============      ==============


8. Summarized consolidated Statement of Operations and Balance Sheet (in millions) for the Debtors only follows:

     SUMMARIZED CONSOLIDATED STATEMENT OF OPERATIONS
                                                               YEAR ENDED
                                                               DECEMBER 31,
                                                                   2001
                                                             ----------------

     Net Sales                                               $       3,304.0
     Costs and Expenses                                              3,803.4
     Unusual Items                                                     372.3
                                                             ----------------
         Loss from Operations                                         (871.7)
     Reorganization Items                                               (8.1)
     Financing Income (Expense) - Net                                 (101.1)
     Equity in Income of Unconsolidated Subsidiaries                    14.7
                                                             ----------------
       Loss before Income Taxes                                       (966.2)
     Provision for Income Taxes                                       (983.4)
                                                             ----------------
       Net Loss                                                     (1,949.6)
     Dividends on Preferred and Preference Stock                        40.5
                                                             ----------------
       Net Loss Applicable to Common Stock                   $      (1,990.1)
                                                             ================

     SUMMARIZED CONSOLIDATED BALANCE SHEET
                                                                 DECEMBER 31,
                                                                    2001
                                                             ----------------
                             ASSETS
     Current Assets:
       Cash and cash equivalents                             $          99.7
       Receivables, less allowances                                    344.9
       Inventories                                                     710.1
       Other current assets                                             22.0
                                                             ----------------
     Total Current Assets                                            1,176.7
     Investments and miscellaneous assets                              130.9
     Property, plant and equipment, less accumulated
       depreciation of $4,110.1                                      2,627.4
     Intangible pension asset - from minimum pension liability         225.0
                                                             ----------------
     Total Assets                                             $      4,160.0
                                                             ================

              LIABILITIES AND STOCKHOLDERS' DEFICIT

     Current Liabilities:
       Accounts payable                                      $         138.6
       Accrued employment costs and taxes                               26.3
       Debt and capital lease obligations - current                     19.3
       Other current liabilities                                        45.5
                                                             ----------------
     Total Current Liabilities                                         229.7
     Long-term Debt and Capital Lease Obligations                      132.7
     Debtor-in-Possession Financing                                    205.6
     Debt Secured by Inventory                                         289.9
     Deferred Gains                                                    103.2
     Other Long-term Liabilities                                         1.3
     Liabiliites Subject to Compromise                               4,878.1

     Total Stockholders' Deficit                                    (1,680.5)
                                                             ----------------
     Total Liabilities and Stockholders' Deficit              $      4,160.0
                                                             ================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                          Month Ended                  October 15 -
      (dollars in millions)                                              December 31, 2001            December 31, 2001
                                                                    ---------------------------------------------------------
      Bethlehem Steel Corporation                                                     $283.6                       $590.6
      Chicago Cold Rolling, L.L.C.                                                       0.7                          1.3
      Alliance Coating Company, LLC                                                        -                            -
      Bethlehem Steel de Mexico, S.A. de C.V.                                              -                            -
      BethEnergy Mines Inc.                                                                -                            -
      Bethlehem Cold Rold Corporation                                                      -                            -
      Bethlehem Development Corporation                                                    -                            -
      Bethlehem Rail Corporation                                                           -                            -
      Bethlehem Steel Export Company of Canada, Limited                                    -                            -
      Bethlehem Steel Export Corporation                                                   -                            -
      BethPlan Corp.                                                                       -                            -
      Eagle Nest Inc.                                                                      -                            -
      Encoat North Arlington, Inc.                                                         -                            -
      Energy Coatings Company                                                              -                            -
      Greenwood Mining Corporation                                                         -                            -
      HPM Corporation                                                                      -                            -
      Kenacre Land Corporation                                                             -                            -
      LI Service Company                                                                   -                            -
      Marmoraton Mining Company, Ltd.                                                      -                            -
      Mississippi Coatings Limited Corporation                                             -                            -
      Mississippi Coatings Line Corporation                                                -                            -
      Ohio Steel Service Company, LLC                                                      -                            -
      Primeacre Land Corporation                                                           -                            -

                                                                    -------------------------    -------------------------
                                                                                      $284.3                       $591.9


Note: Disbursements between the companies are excluded for the purposes of this schedule.

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
 Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld
                      December 1, 2001 to December 31, 2001

      (dollars in thousands)

      Gross Wages and Salaries Paid                                                    $56,196

      Payroll Taxes Withheld                                                           $15,680

      Employer Payroll Taxes Incurred                                                   $3,778

      Gross Sales Subject to Taxes                                                        $251

      Sales Tax Collected or Self-Assessed                                                $101

      Property Tax Payments Due (1)                                                     $2,349

      Property Tax Paid                                                             None

      All Other Taxes Paid
        Wholesale License Tax - Delaware                             $15
        Foreign Corp. Annual Return Fee - Illinois                     4
        Business & Occupational Tax - Washington                       2
        Other                                                          1
                                                            -------------
           TOTAL                                                     $22
                                                            =============






(1) Represents the amount of tax payments that were to be due, however the amounts have been classified as liabilities subject to compromise and payment has been withheld. No post-petition property tax liabilities were due to be paid.

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
             Employee/Employer Federal Income Tax and FICA Tax Paid
                      December 1, 2001 to December 31, 2001

    (dollars in thousands)
    Taxing Authority                     Date Paid          Amount Paid
----------------------------------   ------------------   -----------------

    Internal Revenue Service                   12/3/01              $4,662
    Internal Revenue Service                   12/6/01               2,654
    Internal Revenue Service                   12/7/01                 384
    Internal Revenue Service                  12/10/01                 122
    Internal Revenue Service                  12/13/01               2,097
    Internal Revenue Service                  12/17/01                 458
    Internal Revenue Service                  12/19/01                 238
    Internal Revenue Service                  12/20/01               2,118
    Internal Revenue Service                  12/21/01                 700
    Internal Revenue Service                  12/24/01                 126
    Internal Revenue Service                  12/27/01               2,104
    Internal Revenue Service                  12/28/01                  15
    Internal Revenue Service                  12/31/01                 709

                                                          -----------------

      TOTAL                                                        $16,387
                                                          =================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                     Payments for State Income Tax Withheld
                      December 1, 2001 to December 31, 2001

    (dollars in thousands)
    Taxing Authority                  Date Paid          Amount Paid
-------------------------------   ------------------   -----------------

    Illinois                                12/4/01                  $1
    Vermont                                 12/5/01                   1
    Minnesota                               12/6/01                   2
    Ohio                                   12/10/01                   2
    Georgia                                12/10/01                   2
    Kentucky                               12/10/01                   1
    Michigan                               12/12/01                  12
    Indiana                                 Various                 676
    Maryland                                Various                 949
    Pennsylvania                            Various                 364
    New York                                Various                 100
    New Jersey                              Various                   4
    Other                                   Various                   2
    North Carolina                          Various                   2
    Wisconsin                               Various                   1
    California                              Various                   1

                                                       -----------------

      TOTAL                                                      $2,120
                                                       =================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                     Payments for Local Income Tax Withheld
                      December 1, 2001 to December 31, 2001

     (dollars in thousands)
     Taxing Authority                    Date Paid          Amount Paid
     -----------------------------   ------------------    ---------------

     Virginia Dept. of Revenue                 12/4/01                 $1
     City of Philadelphia                     12/13/01                  9
     City of Bethlehem                        12/20/01                 12
     Indiana Dept. of Revenue                 12/20/01                 49
     Other                                     Various                  1

                                                           ---------------

       TOTAL                                                          $72
                                                           ===============

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                  Payments for Employer Unemployment Insurance
                      December 1, 2001 to December 31, 2001

    (dollars in thousands)
    Taxing Authority                       Date Paid          Amount Paid
-------------------------------------    ---------------   -------------------

    NONE

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                        Payments for Sales and Use Taxes
                      December 1, 2001 to December 31, 2001
     (dollars in thousands)
     Taxing Authority                                Date Paid             Amount Paid
     -------------------------------------      --------------------     -----------------
CUSTOMER SALES TAXES COLLECTED
       Missouri                                            12/18/01                    42
       Florida                                             12/19/01                     2
       Maryland                                            12/19/01                     1
       Other                                                Various                     1

                                                                                              ------------------------
          TOTAL                                                                                                    46

SALES AND USE TAX - SELF ASSESSED
       Indiana                                             12/19/01                    68
       Pennsylvania                                        12/19/01                    35
       Maryland                                            12/19/01                    29
       New York                                            12/18/01                     6
       Indiana                                             12/21/01                     3
       Other                                                Various                     0

                                                                                              ------------------------
          TOTAL                                                                                                   141

                                                                                              ------------------------

          TOTAL - ALL                                                                                            $187
                                                                                              ========================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                            MONTHLY OPERATING REPORT
                             STATEMENT ON INSURANCE
                      DECEMBER 1, 2001 TO DECEMBER 31, 2001



All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid. Accordingly, all the policies remain in force.